                                                                   Exhibit 10.21
                                                                   -------------

                     WARRANT REGISTRATION RIGHTS AGREEMENT

                                 by and between

                               IWO HOLDINGS, INC.

                                      and

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

           (an affiliate of Credit Suisse First Boston Corporation),

                             CHASE SECURITIES INC.,

                          BNP PARIBAS SECURITIES CORP.

                                      and

                                UBS WARBURG LLC

                          Dated as of February 2, 2001

                     ______________________________________


               160,000 Warrants Initially Exercisable to Purchase

                   2,000,040  Shares of Class C Common Stock

                     ______________________________________

                     WARRANT REGISTRATION RIGHTS AGREEMENT

     This Warrant Registration Rights Agreement (this "Agreement") is made and
                                                       ---------
entered into as of February 2, 2001, by and between IWO Holdings, Inc., a Delaware corporation (the "Issuer"), and Donaldson, Lufkin & Jenrette Securities
                           ------
Corporation (an affiliate of Credit Suisse First Boston Corporation) ("DLJ"),
                                                                       ---
Chase Securities Inc., BNP Paribas Securities Corp. and UBS Warburg LLC (collectively, including DLJ, the "Initial Purchasers"), which have agreed to
                                   ------------------
purchase 160,000 warrants (the "Warrants") of the Issuer issued pursuant to the
                                --------
Warrant Agreement (the "Warrant Agreement") between the Issuer and Firstar Bank,
                        -----------------
N.A. as warrant agent (the "Warrant Agent").
                            -------------

     The Warrants are being issued and sold in connection with the offering (the "Offering") by the Issuer of 160,000 Units each consisting of (i) $1,000
 --------
principal amount at maturity of the Issuer's 14% Senior Notes due 2011 (the

"Notes") and (ii) one Warrant. Each Warrant entitles the holder thereof to
------
purchase 12.50025 shares of the Class C common stock, $0.01 par value ("Common
                                                                        ------
Stock"), of the Issuer, subject to adjustment as set forth in the Warrant
-----
Agreement.

     This Agreement is made pursuant to the Purchase Agreement, dated January 26, 2001 (the "Purchase Agreement"), by and among the Issuer, Independent
               ------------------
Wireless One Corporation and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Warrants, the Issuer has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 9 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Warrant Agreement.

     The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:  The Securities Act of 1933, as amended.
     ----

     Affiliate:  As defined in Rule 144.
     ----------

     Black Out Notice:  As defined in Section 4(b) hereof.
     -----------------

     Black Out Period:  As defined in Section 3(a) hereof.
     -----------------

     Closing Date:  The date hereof.
     -------------

     Commission:  The Securities and Exchange Commission.
     -----------

     Effectiveness Period:  As defined in Section 3(a) hereof.
     ---------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     -------------

     Expiration Date: 5:00 p.m. New York City time on January 15, 2011.
     ----------------

     Holders:  As defined in Section 2 hereof.
     --------

     Prospectus:  The prospectus included in a Registration Statement at the
     -----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Registration Statement:  Any registration statement of the Issuer relating
     -----------------------
to the registration for resale of Transfer Restricted Securities that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Rule 144:  Rule 144 promulgated under the Act.
     ---------

     Transfer Restricted Securities:  (a) Each Warrant and Warrant Share held by
     -------------------------------
an Affiliate of the Issuer and (b) each other Warrant and Warrant Share until the earlier to occur of the date on which (i) such Warrant has been exercised pursuant to a Registration Statement or (ii) such Warrant Share (other than any Warrant Share issued upon exercise of a Warrant in accordance with a Registration Statement) has been disposed of in accordance with a Registration Statement or distributed to the public pursuant to Rule 144 under the Act.

     Warrant Shares:   Shares of the Issuer's Class C common stock, issuable
     ---------------
upon exercise of Warrants and any "restricted securities" (as defined in Rule
144) issuable upon the conversion or exchange of Class C common stock.

SECTION 2.  HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is the holder of record of Transfer Restricted
   ------
Securities.

SECTION 3.  SHELF REGISTRATION

     (a) Shelf Registration.  The Issuer shall prepare and cause to be filed
         ------------------
with the Commission on or before 90 days from the Closing Date pursuant to Rule 415 under the Securities Act a Registration Statement on the appropriate form relating to resales of Transfer Restricted Securities by the Holders thereof and if permitted by applicable law the exercise of Warrants that are Transfer Restricted Securities. The Issuer shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission on or before 180 days after the Closing Date.

     To the extent necessary to ensure that the Registration Statement is available to the Holders entitled to the benefit of this Section 3(a), the Issuer shall use its reasonable best efforts to keep any Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 4(a) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (A) the Expiration Date and (B) the first date as of which (i) all Warrants have been exercised pursuant to the Registration Statement or (ii) all Warrant Shares (other than Warrant Shares issued upon exercise of a Warrant in accordance with a Registration Statement) have been disposed of by the Holders thereof pursuant to such Registration Statement or distributed to the public pursuant to Rule 144 under the Act; provided that such obligation shall expire before such date if the Issuer delivers to the Warrant Agent a written opinion of counsel to the Issuer (which opinion of counsel shall be reasonably satisfactory to the Warrant Agent) that all Holders (other than Affiliates of the Issuer) of Warrants and Warrant Shares may resell the Warrants and the Warrant Shares without registration under the Act and without restriction as to the manner, timing or volume of any such sale (such period, the "Effectiveness
                                                                 -------------
Period"); and provided, further, that notwithstanding the foregoing, any
------
Affiliate of the Issuer may, with notice to the Issuer, require the Issuer to keep the Registration Statement continuously effective for resales by such Affiliate for so long as such Affiliate holds Warrants or Warrant Shares, including as a result of any market-making activities or other trading activities of such Affiliate. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference, for a period (a

"Black Out Period") not to exceed, for so long as this Agreement is in effect,
-----------------
60 consecutive days and no more than two times in any calendar year, in the event that (i) an event or circumstance occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith judgment of the Issuer, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Issuer determines in its good faith judgment that the disclosure of such event at such time could reasonably be expected to have a material adverse effect on the business or operations of the Issuer or (B) the disclosure otherwise relates to a material business transaction or development which has not yet been publicly disclosed; provided that such Black Out Period shall be extended for any period, not to exceed an aggregate of 45 days in any calendar year, during which the Commission is reviewing any proposed amendment or supplement to the Registration Statement, any related prospectus or any document incorporated therein by reference which has been filed by the Issuer; and provided, further, that no Black Out Period may be in effect during the three months prior to the Expiration Date.

     (b) Provision by Holders of Certain Information in Connection with the
         ------------------------------------------------------------------
Registration Statement.  No Holder of Transfer Restricted Securities may include
----------------------
any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 8 unless and until such Holder shall have provided all such information in the time period specified above and the Issuer shall have a period of five Business Days after the end of such 20 day period to include such information in any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not misleading.

SECTION 4.  REGISTRATION PROCEDURES

     (a) In connection with the Registration Statement and any related Prospectus required by this Agreement, the Issuer shall:

          (i) use its reasonable best efforts to effect such registration in accordance with Section 3 and in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuer pursuant to Section 3(b) hereof), and pursuant thereto the Issuer will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the registration referenced in Section 3 and in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

          (ii) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement. Upon the occurrence of any event or circumstance that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuer shall, subject to Section 3(a), file promptly, subject to Section 4(a)(vi), an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

          (iii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iv) advise the Holders named in any Shelf Registration Statement and the Initial Purchasers promptly and, if requested by any of such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the happening of any event or circumstance that as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (v) subject to Section 4(a)(ii), if any event or circumstance contemplated by Section 4(a)(iv)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (vi) furnish to counsel to the Holders named in any Shelf Registration Statement and the Initial Purchasers, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such counsel for a period of at least five Business Days, and the Issuer will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such counsel shall reasonably object within five Business Days after the receipt thereof. Such counsel shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or fails to comply with the applicable requirements of the Act;

          (vii) promptly prior to the filing of any document (other than any document relative to the ordinary course of the Issuer's business) that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to counsel to the Holders named in any Shelf Registration Statement and the Initial Purchasers, make the Issuer's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as the Initial Purchasers may reasonably request;

          (viii) make available, at reasonable times, for inspection by the Holders named in any Shelf Registration Statement and the Initial Purchasers and any attorney or accountant retained by such Persons, all financial and other records, pertinent corporate documents of the Issuer and cause the Issuer's officers, directors and employees to supply all information reasonably requested by the Initial Purchasers, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (ix) if requested by the Holders named in any Shelf Registration Statement and the Initial Purchasers, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Persons may reasonably request to have included therein, including, without limitation, information relating to the plan of distribution (the "Plan of
                                                            -------
     Distribution") of the Transfer Restricted Securities and the use of the
     ------------
     Registration Statement or Prospectus for market-making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (x) furnish to the Initial Purchasers and each Holder named in any Shelf Registration Statement upon request, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits incorporated therein by reference);

          (xi) deliver to the Initial Purchasers and each Holder named in any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Initial Purchasers or such Holder reasonably may request; the Issuer hereby consents to the use (in accordance with law and subject to Section 4(b) hereof) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto and all market-making activities of the Initial Purchasers, as the case may be;

          (xii) upon the request of DLJ or any successor entity thereto, enter into such customary agreements (including customary underwriting agreements) and make such customary representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by DLJ or such successor entity in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Issuer shall:

               (A) upon request of DLJ or its successor entity, furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to cause to be furnished) to DLJ or its successor entity, upon the effectiveness of the Registration Statement:

                    (1) a certificate, dated such date, signed on behalf of the
               Issuer by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Issuer, in customary form and covering matters of the type customarily covered in such documents provided to underwriters in connection with underwritten offerings;

                    (2) an opinion, dated the date of effectiveness of the
               Registration Statement, of counsel for the Issuer in customary form and covering matters of the type customarily covered in such documents provided to underwriters in connection with underwritten offerings; and

                    (3) a  customary comfort letter, dated the date of
               effectiveness of the Registration Statement, from the Issuer's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings; and

               (B) deliver such other documents and certificates as may be reasonably requested by the Initial Purchasers to evidence compliance with the matters referred to above and with any customary conditions contained in any agreement entered into by the Issuer pursuant to this clause;

          (xiii) prior to any public offering of Transfer Restricted
     Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided that the Issuer shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may reasonably request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xv) use its reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xiii) above;

          (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Warrant Agent or the Transfer Agent and Registrar for the Warrant Shares, as applicable, with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

          (xvii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Act); and

          (xviii) provide promptly to the Initial Purchasers, upon request, each document filed with the Commission pursuant to the requirements of
     Section 13 or Section 15(d) of the Exchange Act.

     (b)  Restrictions on Holders.  Each Holder agrees by acquisition of a
          -----------------------
Transfer Restricted Security and the Initial Purchasers agree that, upon receipt of the notice from the Issuer of the commencement of a Black Out Period (in each case, a "Black Out Notice"), such Person will forthwith discontinue disposition
         ----------------
of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Person is advised in writing by the Issuer of the termination of the Black Out Period. Each Person receiving a Black Out Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Issuer with more recently dated Prospectuses or (ii) deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Black Out Notice.

SECTION 5.  REGISTRATION EXPENSES

     All expenses incident to the Issuer's performance of or compliance with this Agreement will be borne by the Issuer, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, including printing Prospectuses (whether for sales, market-making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer; (v) if the Common Stock shall then be listed on any national securities exchange or automated quotation system, all application and filing fees in connection with listing the Warrant Shares thereon, and (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Issuer will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

SECTION 6.  INDEMNIFICATION

     (a) The Issuer agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuer to any Holder or any prospective purchaser of Transfer Restricted Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Issuer by or on behalf of the Holders, provided further, that the Issuer shall not be liable to any Holder or any of
-------- -------
such Holder's directors, officers and Persons controlling such Holder with respect to any preliminary prospectus to the extent that any such losses, claims, damages, liabilities or judgments of such Person results proximately and primarily from the fact that such Person sold Transfer Restricted Securities to a second Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) if the Issuer has previously furnished copies thereof to such first Person in compliance with this Agreement and the losses, claims, damages, liabilities or judgments of such first Person results proximately and primarily from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the Prospectus (or the Prospectus as then amended or supplemented).

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuer, to the same extent as the foregoing indemnity from the Issuer set forth in Section 6(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Issuer by or on behalf of such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) (the

"indemnified party"), the indemnified party shall promptly notify the person
------------------
against whom such indemnity may be sought (the "indemnifying party") in writing,
                                                ------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 6(a) and 6(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 6(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 6(a), and by the Issuer, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying
party shall have failed to comply with such reimbursement request.   No
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 6(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) hereof but also the relative fault of the Issuer, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuer, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, on the one hand, or by or on behalf of the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.

     The Issuer and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

     (e) The Issuer agrees that the cross indemnity and contribution provisions of this Section 6 shall apply to the Initial Purchasers to the same extent, on the same conditions, as it applies to Holders.

SECTION 7.  RULE 144

     The Issuer agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Issuer is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 8.  LIQUIDATED DAMAGES

     (a)  Liquidated Damages. The Issuer and the Initial Purchasers agree that
          ------------------
the Holders will suffer damages if the Issuer fails to fulfill its obligations pursuant to Section 3 and 4 of this Agreement and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Issuer to fulfill such obligations, the Issuer hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder entitled to
                         ------------------
Liquidated Damages under the circumstances and to the extent set forth below:

          (i) if the Registration Statement has not been filed with the Commission within 90 days after the Closing Date;

          (ii) if the Issuer has not used its reasonable best efforts to have the Registration Statement declared effective by the Commission within 180 days after the Closing Date; or

          (iii) if the Registration Statement has been declared effective by the Commission and such Registration Statement ceases to be effective during the Effectiveness Period, (other than during a Black Out Period), without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective on the same day, (any of the foregoing, a "Registration Default");
                   --------------------

then the Issuer shall pay Liquidated Damages to each Holder of a Warrant that is a Transfer Restricted Security in an amount equal to $0.03 per week per Warrant that is a Transfer Restricted Security held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. This amount will increase by an additional $0.02 per week per Warrant with respect to each subsequent 90-day period, up to a maximum amount of Liquidated Damages equal to $0.07 per week per Warrant. The provision for Liquidated Damages will continue until such Registration Default has been cured. The Issuer will not be required to pay Liquidated Damages for more than one Registration Default at any given time. A Registration Default under clause (i) above shall be cured on the date that the Registration Statement is filed with the Commission; a Registration Default under clause (ii) above shall be cured on the date that the Registration Statement is declared effective by the Commission; a Registration Default under clause (iii) above shall be cured on the earlier of (A) the date that the post-effective amendment curing the deficiency in the Registration Statement is declared effective or (B) the Effectiveness Period expires. Notwithstanding the foregoing, the Issuer shall not be deemed to have failed to perform its obligations under clauses (i) through (iii) above by the reason of the failure of any Holder to provide information regarding itself reasonably requested by the Issuer or any regulatory agency having jurisdiction over any of the Holders at least 10 business days prior to a Registration Default.

     (b) Payment of Liquidated Damages.  The Issuer shall notify the Warrant
         -----------------------------
Agent within one Business Day after each and every date on which a Registration Default occurs (an "Event Date"). Liquidated Damages shall accrue from the date
                    ----------
of the Registration Default. Liquidated Damages accrued as of January 15 or July 15 of each year (each a "Payment Date") will be payable on such Payment
                              ------------
Date. The Issuer shall pay Liquidated Damages on the applicable Payment Date to the Persons who are Holders of Warrants that are entitled to receive Liquidated Damages at the close of business on January 1 or July 1 next preceding the Payment Date. In the case of Warrants held through The Depositary Trust Company ("DTC"), Liquidated Damages shall be payable to DTC by wire transfer of
  ---
immediately available funds. In the case of Warrants held in certificated form, Liquidated Damages shall be payable at the office of the Warrant Agent or, at the option of the Issuer, payment of Liquidated Damages may be made by check mailed to the Holders that are entitled to receive Liquidated Damages at their addresses set forth in the register of Holders, provided that payment by wire transfer of immediately available funds shall be required with respect to the Liquidated Damages on all such Warrants the Holders of which shall have provided written wire transfer instructions to the Issuer and the Warrant Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

SECTION 9.  MISCELLANEOUS

     (a) Remedies.  The Issuer acknowledges and agrees that any failure by the
         --------
Issuer to comply with its obligations under Section 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 3 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements.  The Issuer will not, on or after the date
         --------------------------
of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth in the Offering Memorandum, the Issuer has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's securities under any agreement in effect on the date hereof.

     (c) Amendments and Waivers.  The provisions of this Agreement may not be
         ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of this Section 9(c)(i), the Issuer has obtained the written consent of Holders of all outstanding Transfer Restricted Securities, and (ii) in the case of all other provisions hereof, the Issuer has obtained the written consent of Holders of a majority of the outstanding Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuer or its Affiliates); provided that this Agreement may be amended without the consent of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Issuer may deem necessary or desirable and which shall not in any way adversely affect any Holder.

     (d) Third Party Beneficiary.  The Holders shall be third party
         -----------------------
beneficiaries to the agreements granting rights to Holders made hereunder between the Issuer, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (e) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Warrant Agent, with a copy to the Warrant Agent; and

          (ii) if to the Issuer:

               IWO Holdings, Inc.
               319 Great Oaks Boulevard
               Albany, New York  12203
               Telecopier No.:  (518) 862-6001
               Attention:  President

               With copies to:

               Gibson, Dunn & Crutcher LLP
               200 Park Avenue
               47th Floor
               New York, New York  10166
               Telecopier No.:  (212) 351-4035
               Attention:   Joerg H. Esdorn

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in Warrant Agreement.

     (f) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement or Warrant Agreement, as the case may be, and such Person shall be entitled to receive the benefits hereof.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   IWO HOLDINGS, INC.

                                   By:  /s/ Steven M. Nielsen
                                   ---------------------
                                   Name:  Steven M. Nielsen
                                   Title: Chief Executive Officer

DONALDSON, LUFKIN & JENRETTE SECURITIES
 CORPORATION

By:  /s/ William L. Spiro
     --------------------
     Name:  William L. Spiro
     Title: Senior Vice President

CHASE SECURITIES INC.

By:  /s/ Jessica Laxman
     ------------------
     Name:  Jessica Laxman
     Title: Vice President

BNP PARIBAS SECURITIES CORP.

By:  /s/ Douglas Cook
     ----------------
     Name:  Douglas Cook
     Title: Director

UBS WARBURG LLC

By:  /s/ Dominic Lester
     ------------------
     Name:  Dominic Lester
     Title: Executive Director

By:  /s/ F. Davis Terry, Jr.
     -----------------------
     Name:  F. Davis Terry, Jr.
     Title: Executive Director